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                                                                  Exhibit (g)(7)

                                                                     REINSURANCE
                                                                     AGREEMENT

                                     Between

                           IDS LIFE INSURANCE COMPANY

                                       and

                          [name of reinsurance company]

                                                 Inspected By  [INITIALS]
                                                               -----------------
                                                 Date              8/29/90
                                                               -----------------
                                                 Doc.              U81352
                                                               -----------------


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                          TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

      I.   REINSURANCE COVERAGE                                            1
     II.   REINSURANCE LIMITS                                              3
    III.   PLACING REINSURANCE IN EFFECT                                   4
     IV.   COMPUTATION OF REINSURANCE PREMIUMS                             5
      V.   PAYMENT OF REINSURANCE PREMIUMS                                 6
     VI.   SETTLEMENT OF CLAIMS                                            7
    VII.   CONDITIONAL RECEIPT REINSURANCE                                 9
   VIII.   EXPERIENCE REFUNDS                                             10
     IX.   PREMIUM TAX REIMBURSEMENT                                      10
      X.   POLICY CHANGES                                                 10
     XI.   REINSTATEMENTS                                                 10
    XII.   EXPENSES                                                       10
   XIII.   REDUCTIONS                                                     11
    XIV.   INSPECTION OF RECORDS                                          11
     XV.   INCREASE IN LIMIT OF RETENTION                                 11
    XVI.   ERRORS                                                         13
   XVII.   ARBITRATION                                                    13
  XVIII.   CHOICE OF LAW AND FORUM                                        14
    XIX.   INSOLVENCY                                                     14
     XX.   PARTIES TO AGREEMENT                                           15
    XXI.   AGREEMENT                                                      15
   XXII.   EXECUTION AND DURATION OF AGREEMENT                            15

           SCHEDULES
           SUBJECT REINSURANCE SCHEDULE                                   17
           RETENTION SCHEDULE                                             19
           LIMITS SCHEDULE                                                20
           ADMINISTRATIVE FORMS SCHEDULE                                  21
           CONDITIONAL RECEIPT SCHEDULE                                   22
           PREMIUM SCHEDULE                                               23
           ARBITRATION SCHEDULE                                           25


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                              REINSURANCE AGREEMENT

                                     between

                           IDS LIFE INSURANCE COMPANY

                                       of

                             Minneapolis, Minnesota,

                 hereinafter referred to as the "REINSURED," and

                          [name of reinsurance company]

                                       of

                     [city and state of reinsurance company]

         hereinafter referred to as the "[name of reinsurance company]."

I.    REINSURANCE COVERAGE

      A. On the basis hereinafter stated, the REINSURED'S excess as specified in the Subject Reinsurance Schedule of individual ordinary life and waiver of premium disability insurance issued by the REINSURED on the policy forms listed in the Subject Reinsurance Schedule shall be reinsured with the [name of reinsurance company] automatically, shall  be  submitted  to the  [name  of  reinsurance  company]  on a facultative basis, or shall be reinsured with the [name of reinsurance company] as continuations; a continuation is a new policy replacing a policy issued earlier by the REINSURED ("original policy") or a change in an existing policy issued or made either (1) in compliance with the terms of the original policy or (2) without the same new underwriting information the REINSURED would obtain in the absence of the original policy, without a suicide exclusion period or a contestable period as long as those contained in new issues by the REINSURED, or without the payment of the same commissions in the first year that the REINSURED would have paid in the absence of the original policy.

      B. Subject to the "CONDITIONAL RECEIPT REINSURANCE" article and, in the case of facultative submissions for reinsurance, to the REINSURED'S accepting the [name of reinsurance company]'s offer to reinsure, the liability of the [name of reinsurance company] shall begin simultaneously with that of the REINSURED. In no event shall the reinsurance be in force and binding unless the insurance issued directly by the REINSURED is in force and unless the issuance and delivery of

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            such insurance  constituted  the doing of business in a jurisdiction in which the REINSURED was properly licensed.

      C. Life reinsurance under this agreement shall be term insurance for the Reinsured Net Amount at Risk. The Reinsured Net Amount at Risk
            (RNAR) shall be defined as follows.

                  (1) For Universal Life and Whole Life policies, the RNAR shall be defined as the policy's total net amount at risk less the REINSURED'S retention at issue. For Whole Life policies, the policy net amount at risk will be approximated as the face amount less l/20th of the 20th year cash value for each complete year the policy is in force.

                  (2) For Term policies and Other Insured riders, the RNAR shall be defined as the face amount less the REINSURED'S retention at issue.

            The basis for determining the amount at risk may be changed for new reinsurance by agreement between the REINSURED and the [name of reinsurance company].

      D. If the face amount of the policy changes, the portion reinsured hereunder shall continue to be determined as described in section C of this article. If the face amount increases subject to the approval of the REINSURED, provisions of the "REINSURANCE LIMITS" article hereof shall apply to the increase in reinsurance hereunder. If the face amount increases and such increase is not subject to the REINSURED'S approval, the [name of reinsurance company] shall accept automatically increases in reinsurance arising from such increases in the face amount.

      E. Reinsurance of Disability insurance shall follow the original forms of the REINSURED.

      F. Life reinsurance in amounts less than the amount at risk upon [dollar amount] of insurance shall not be placed in effect under this agreement.

      G. If the REINSURED issues a policy as a continuation of a policy reinsured under this agreement, reinsurance of the continuation shall continue with the [name of reinsurance company]. Such reinsurance shall be in effect under the reinsurance agreement between the REINSURED and the [name of reinsurance company] which provides reinsurance of the policy form issued as a continuation if there is such an agreement in effect on the effective date of

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            the  continuation;  otherwise,  reinsurance shall be in effect under the terms of this agreement.

      H. The amount of reinsurance under this agreement shall be maintained in force without reduction so long as the amount of insurance carried by the REINSURED on the life remains in force without reduction, except as provided in the "PAYMENT OF REINSURANCE PREMIUMS" and "INCREASE IN LIMIT OF RETENTION" articles.

II.   REINSURANCE LIMITS

      A. If the following requirements are met, reinsurance may be ceded automatically under this agreement in amounts not to exceed those specified in the Limits Schedule.

                  (1)   The REINSURED shall retain its limit of retention.

                  (2) The sum of the amount of insurance already in force on that life in the REINSURED and the amount applied for from the REINSURED on the current application shall not exceed the sum of the appropriate automatic limit shown in the Limits Schedule, and the REINSURED'S maximum limit of retention for the mortality class, plan of insurance, and age at issue on the current application.

                  (3) The sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

                           Ages         Life Insurance
                           ----         --------------
                          [ages]       [dollar amount]
                          [ages]       [dollar amount]
                          [ages]       [dollar amount]

                           Ages       Waiver of Premium
                           ----       -----------------
                          [ages]       [dollar amount]
                          [ages]       [dollar amount]

                  (4) The REINSURED has not made facultative application for reinsurance of the current application.

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                  (5)   The policy was issued in accordance with the REINSURED'S
                        normal individual ordinary life underwriting rules and practices.

                  (6)   The policy is not a continuation.

      B. If the requirements in section A of this article are not met or if the REINSURED prefers to do so, it shall make an application for reinsurance under this agreement on a facultative basis for all issues specified in the Subject Reinsurance Schedule other than continuations; the REINSURED may, at its option, make application for reinsurance under this agreement on a facultative basis for other issues.

      C. The [name of reinsurance company] shall have no liability under facultative applications for reinsurance unless the REINSURED has accepted the [name of reinsurance company]'s offer to reinsure.

      D. Continuations shall be reinsured under this agreement only if the original policy was reinsured with the [name of reinsurance company]; the amount of the reinsurance under this agreement shall not exceed the amount of reinsurance of the original policy with the [name of reinsurance company] immediately prior to the new issue or change.

III.  PLACING REINSURANCE IN EFFECT

      A. To effect reinsurance, the REINSURED shall, within fifteen working days after the end of each month, mail to the [name of reinsurance company] a report in substantial accord with the appropriate forms of the Administrative Forms Schedule.

      B. The REINSURED shall send to the [name of reinsurance company], within seven working days after the end of each quarter, a report in substantial accord with the appropriate forms of the Administrative Forms Schedule.

      C. When the REINSURED submits a risk to the [name of reinsurance company] for reinsurance upon a facultative basis, a facultative application for such reinsurance shall be made on a form in substantial accord with the appropriate form of the Administrative Forms Schedule. Copies of the original applications, all medical examinations, microscopical reports, inspection reports, and all other information which the REINSURED may have pertaining to the insurability of the risk shall accompany the application. Upon receipt of such

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            application,  the [name of reinsurance  company]  shall  immediately
            examine  the  papers  and  shall   notify  the   REINSURED   of  its
            underwriting action as soon as possible.

      D. All offers of reinsurance made by the [name of reinsurance company] under this agreement shall, unless otherwise terminated by the [name of reinsurance company], automatically terminate on the earlier of
            (a) the date the [name of reinsurance company] receives notice from the REINSURED of its withdrawal of its application and (b) the later of (i) the date 120 days after the date the offer was made by the [name of reinsurance company] and (ii) the date specified in the [name of reinsurance company]'s approval of a written request from the REINSURED to grant an extension of the offer.

IV.   COMPUTATION OF REINSURANCE PREMIUMS

      A. The premium to be paid to the [name of reinsurance company] for Life reinsurance shall be the sum of:

                  (1)   the  appropriate  premium  rate  from  the  schedule  of
                        premiums  in  the  Premium   Schedule   applied  to  the
                        appropriate amount at risk reinsured; plus

                  (2) any flat extra premium charged the insured on the face amount initially reinsured less the following total allowances.

                                                         Policy Year
                                                       1              2+
                                                 ------------    ------------
                        Permanent Flat Extras    [percentage]    [percentage]
                        Temporary Extras*        [percentage]    [percentage]

                  *Temporary flat extras are those assessed for a period of five years or less.

      B.    The  portions  of  the   reinsurance   premiums   described  in  the
            subparagraphs of the preceding section shall hereinafter be referred to as the basic premium.

      C. For Universal Life plans, the premium charged the REINSURED for increases in reinsurance hereunder described in section D of the "REINSURANCE COVERAGE" article hereof shall be computed using the age and date of issue of the policy if the increase in face amount is not subject to approval of the REINSURED and using the age at and date of the increase if the increase in face amount is subject to the REINSURED'S approval.

      D. The premium to be paid the [name of reinsurance company] for reinsurance of Supplemental Benefits shall be as shown in the Premium Schedule.

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      E.    For technical reasons relating to the uncertain status of deficiency reserve requirements by the various state insurance departments, the Life reinsurance rates cannot be guaranteed for more than one year. On all reinsurance ceded at these rates, however, the [name of reinsurance company] anticipates continuing to accept premiums on the basis of the rates shown in the Premium Schedule.

V.    PAYMENT OF REINSURANCE PREMIUMS

      A. The REINSURED shall send the [name of reinsurance company] each month a report in substantial accord with the appropriate form in the Administrative Forms Schedule, showing all outstanding first-year policies for which the REINSURED'S records have been completed and all renewal reinsurance premiums on reinsurance policies having anniversaries in the preceding.

      B. The amount due the [name of reinsurance company] shall accompany such report; if the amount is due the REINSURED, the [name of reinsurance company] shall remit such amount to the REINSURED within fifteen days of receipt of the report. Premiums for reinsurance hereunder are payable at the Home Office of the [name of reinsurance company] or any other location specified by the [name of reinsurance company] and shall be paid on a monthly basis without regard to the manner of payment stipulated in the policy issued by the REINSURED.

      C. The payment of reinsurance premiums in accordance with the provisions of the preceding section shall be a condition precedent to the liability of the [name of reinsurance company] under reinsurance covered by this agreement. In the event that reinsurance premiums are not paid as provided in the preceding section, the [name of reinsurance company] shall have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the [name of reinsurance company] elects to exercise its right of termination, it shall give the REINSURED thirty days' notice of its intention to terminate such reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during the thirty-day period, are not paid before the expiration of such period, the [name of reinsurance company] shall thereupon be relieved of future liability under all reinsurance for which premiums remain unpaid. Policies on which reinsurance premiums subsequently

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            fall due will  automatically  terminate if reinsurance  premiums are not paid when due as provided in section B of this article. The reinsurance so terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premiums in arrears; but, in the event of such reinstatement, the [name of reinsurance company] shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The [name of reinsurance company]'s right to terminate reinsurance as herein provided shall be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the thirty-day notice period.

      D. Any payment which either the REINSURED or the [name of reinsurance company] shall be obligated to pay to the other may be paid net of any amount which is then due and unpaid under this agreement.

VI.   SETTLEMENT OF CLAIMS

      A. The REINSURED shall give the [name of reinsurance company] prompt notice of any claim submitted on a policy reinsured hereunder and prompt notice of the instigation of any legal proceedings in connection therewith. Copies of proofs or other documents bearing on such claim or proceeding shall be furnished to the [name of reinsurance company] when requested.

      B. The [name of reinsurance company] shall accept the good faith decision of the REINSURED in settling any claim or suit and shall pay, at its Home Office, its share of net reinsurance liability upon receiving proper evidence of the REINSURED'S having settled with the claimant. Payment of net reinsurance liability on account of death or dismemberment shall be made in one lump sum. In settlement of reinsurance liability for Waiver of Premium Disability benefits, the [name of reinsurance company] shall pay to the REINSURED its proportionate share of the gross premium waived.

      C. If the REINSURED should contest or compromise any claim or proceeding and the amount of net liability thereby be reduced, or if at any time the REINSURED should recover monies from any third party in connection with or arising out of any claim reinsured by the [name of reinsurance company], the [name of reinsurance company]'s reinsurance liability shall be reduced or the [name of reinsurance company] shall share in the recovery,

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            as the case may be, in the proportion  that the net liability of the
            [name of reinsurance company] bore to the total net liability existing as of the occurrence of the claim. As used in this section, "recovery" shall include, but not be limited to, settlements, judgments, awards and insurance payments of any kind.

      D. Any unusual expenses incurred by the REINSURED in defending or investigating a claim for policy liability or in taking up or rescinding a policy reinsured hereunder shall be participated in by the [name of reinsurance company] in the same proportion as described in section C, above.

      E.    In  no  event  shall  the   following   categories  of  expenses  or
            liabilities be considered, for purposes of this agreement, as "unusual expenses" or items of "net reinsurance liability:"

                  (1)   routine investigative or administrative expenses;

                  (2) expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits which the REINSURED admits are payable;

                  (3) expenses, fees, settlements, or judgments arising out of or in connection with claims against the REINSURED for punitive or exemplary damages;

                  (4) expenses, fees, settlements, or judgments arising out of or in connection with claims made against the REINSURED and based on alleged or actual bad faith, failure to exercise good faith, or tortious conduct.

      F. For purposes of this agreement, penalties, attorney's fees, and interest imposed automatically by statute against the REINSURED and arising solely out of a judgment being rendered against the REINSURED in a suit for policy benefits reinsured hereunder shall be considered "unusual expenses."

      G. In the event that the amount of insurance provided by a policy or policies reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, the net reinsurance liability of the [name of reinsurance company] shall increase or reduce in the proportion that the net reinsurance liability of the [name of reinsurance company] bore to the sum of the net retained liability of the REINSURED and the net liability of other reinsurers immediately prior to the

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            discovery of such misstatement of age or sex.  Reinsurance  policies in force with the [name of reinsurance company] shall be reformed on the basis of the adjusted amounts, using premiums and reserves applicable to the correct age and sex. Any adjustment in reinsurance premiums shall be made without interest.

      H. The [name of reinsurance company] shall refund to the REINSURED any reinsurance premiums, without interest, unearned as of the date of death of the life reinsured hereunder.

      I. If the REINSURED pays interest from a specified date, such as the date of death of the insured, on the contractual benefit of a policy reinsured under this agreement, the [name of reinsurance company] shall indemnify the REINSURED for the [name of reinsurance company]'s share of such interest. Interest paid by the [name of reinsurance company] under this section shall be computed at the same rate and commencing as of the same date as that paid by the REINSURED. The computation of interest paid by the [name of reinsurance company] under this section shall cease as of the earlier of (1) the date of payment of the [name of reinsurance company]'s share of reinsurance liability and (2) the date of termination of the period for which the REINSURED has paid such interest.

VII.  CONDITIONAL RECEIPT REINSURANCE

      A. Subject to the terms, conditions, and limits of this Agreement and provided the conditions set forth in Section B of this article are fulfilled, [name of reinsurance company] shall reimburse the
            REINSURED for a claim in excess of the appropriate retention set forth in the Retention Schedule paid by the REINSURED pursuant to a conditional receipt, except that in no event shall [name of reinsurance company]'s liability pursuant to this article exceed one-third of [dollar amount].

      B. The following conditions must be satisfied in order for reinsurance of a conditional receipt to be effective:

                  (1) the REINSURED must become liable for a claim pursuant to a conditional receipt issued in a form in conformity to the appropriate form of the Conditional Receipt Schedule of this Agreement; and

                  (2) the conditional receipt must be given in return for an application on the life of an insured having a surname beginning with the letters of the alphabet specified in the Subject Reinsurance Schedule, for a policy form listed

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                        in the  Subject  Reinsurance  Schedule,  and which would
                        bear a register date in the range set forth in the Subject Reinsurance Schedule; and

                  (3) either the policy being applied for must qualify for automatic reinsurance or the REINSURED has not received a facultative offer of reinsurance on the application from another reinsurer which is a better offer than any facultative offer made by [name of reinsurance company].

VIII. EXPERIENCE REFUNDS

      Reinsurance hereunder shall not be considered for experience refunds.

IX.   PREMIUM TAX REIMBURSEMENT

      The [name of reinsurance company] shall not reimburse the REINSURED for any taxes the latter may be required to pay with respect to reinsurance hereunder.

X.    POLICY CHANGES

      If a change is made in the policy issued by the REINSURED to the insured which affects reinsurance hereunder, the REINSURED shall immediately notify the [name of reinsurance company] of such change.

XI.   REINSTATEMENTS

      If a policy reinsured hereunder lapses for nonpayment of premium and is reinstated in accordance with its terms and the rules of the REINSURED, the [name of reinsurance company] shall automatically reinstate its reinsurance under such policy. The REINSURED shall mail notice of the reinstatement to the [name of reinsurance company] not later than the tenth working day after the reinstatement of the original policy. The REINSURED shall pay the [name of reinsurance company] all reinsurance premiums in arrears in connection with the reinstatement with interest at the same rate and in the same manner as the REINSURED received under its policy.

XII.  EXPENSES

      The REINSURED shall bear the expense of all medical examinations, inspection fees, and other charges incurred in connection with the original policy.

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XIII. REDUCTIONS

      A. Except as provided in section C of the "REINSURANCE COVERAGE" article hereof, if a portion of the insurance issued by the REINSURED on a life reinsured hereunder is terminated, reinsurance on that life hereunder shall be reduced as hereinafter provided to restore, as far as possible, the retention level of the REINSURED on the risk, provided, however, that the REINSURED shall not assume on any policy being adjusted as provided in this article an amount of insurance in excess of the higher of, for the retention category of that policy, (1) its retention limit at the time of the issue of that policy and (2) the retention limit of that policy as already adjusted by the provisions of the "INCREASE IN LIMIT OF RETENTION" article. The reduction in reinsurance shall first be applied to the reinsurance, if any, of the specific policy under which insurance terminated. The reinsurance of the [name of reinsurance company] shall be reduced by an amount which is the same proportion of the amount of reduction so applied as the reinsurance of the [name of reinsurance company] on the policy bore to the total reinsurance of the policy. The balance, if any, of the reduction shall be applied to reinsurance of other policies on the life, the further reduction, if any, in the reinsurance of the [name of reinsurance company] again being determined on a proportional basis.

      B. The [name of reinsurance company] shall return to the REINSURED any basic life reinsurance premiums and any reinsurance premiums for Supplemental Benefits, without interest thereon, paid to the [NAME OF REINSURANCE COMPANY] for any period beyond the date of reduction of reinsurance hereunder.

XIV.  INSPECTION OF RECORDS

      The [name of reinsurance company] shall have the right at any reasonable time to inspect, at the office of the REINSURED, all books and documents relating to the reinsurance under this agreement.

XV.   INCREASE IN LIMIT OF RETENTION

      A. The REINSURED may increase its limit of retention and may elect, subject to the other provisions of this article, to: (1) continue unchanged reinsurance then in force under this agreement; (2) make reductions in both standard and substandard reinsurance then in force under this agreement; or (3) make reductions in standard reinsurance then in force under this agreement. The increased limit of retention shall be effective with respect to new reinsurance on the date specified by the REINSURED subsequent to written notice to the [name of reinsurance company]. Such written notice shall specify the new limit of retention, the effective date thereof, and the election permitted by the first sentence of this section. If the REINSURED makes election (2) or
            (3), the amount of reinsurance shall be reduced, except as hereinafter provided, to the excess, if any, over the REINSURED'S new limit of retention.

      B. No reduction shall be made in the amount of any reinsurance policy unless the REINSURED retained its maximum limit of retention for the plan, age, and mortality classification at the time the policy was issued, nor shall reductions be made unless held by the REINSURED at its own risk without benefit of any proportional or nonproportional reinsurance other than catastrophe accident reinsurance. In the case of Life and Disability reinsurance, no reduction shall be made in any class of reinsurance fully reinsured. No reduction shall be made in any Supplemental Benefits reinsured on a Life reinsurance cession unless the Life reinsurance is also being reduced as described hereunder. The plan, age, and mortality classification at issue shall be used to determine the REINSURED'S new retention on any life on which reinsurance policies are reduced in accordance with the provisions of this article.

      C. The reduction in each reinsurance policy shall be effective upon the reinsurance renewal date of that policy first following the effective date of the increased limit of retention or upon the twentieth reinsurance renewal date of the reinsurance policy, if later. If there is reinsurance in other reinsurers on a life on whom a reinsurance policy will be reduced hereunder, the [name of reinsurance company] shall share in the reduction in the proportion that the amount of reinsurance of the [name of reinsurance company] on the life bore to the amount of reinsurance of other reinsurers on the life.

      D. In the event the REINSURED overlooks any reduction in the amount of a reinsurance policy which should have been made on account of an increase in the REINSURED'S limit of retention, the acceptance by the [NAME OF REINSURANCE COMPANY] of reinsurance premiums under such circumstances and after the effective date of the reduction shall not constitute or determine a liability on the part of the [NAME OF REINSURANCE COMPANY] for such reinsurance. The [NAME OF REINSURANCE COMPANY] shall be liable only for a refund of premiums so received, without interest.

XVI.  ERRORS

      If either the REINSURED or the [NAME OF REINSURANCE COMPANY] shall fail to perform an obligation under this agreement and such failure shall be the result of an error on the part of the REINSURED or the [NAME OF REINSURANCE COMPANY], such error shall be corrected by restoring both the REINSURED and the [NAME OF REINSURANCE COMPANY] to the positions they would have occupied had no such error occurred; an "error" is a clerical mistake made inadvertently and excludes errors of judgment and all other forms of error.

XVII. ARBITRATION

      It is the intention of the REINSURED and the [NAME OF REINSURANCE COMPANY] that the customs and practices of the insurance and reinsurance industry shall be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If the REINSURED and the [NAME OF REINSURANCE COMPANY] cannot mutually resolve a dispute which arises out of or relates to this Agreement, however, the dispute shall be decided through arbitration as set forth in the Arbitration Schedule. The arbitrators shall base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There shall be no appeal from their decision, except that either party may petition a court having jurisdiction over the parties and the subject matter to reduce the arbitrator's decision to judgment.

XVIII. CHOICE OF LAW AND FORUM

      Indiana law shall govern the terms and conditions of the Agreement. In the case of an arbitration, the arbitration hearing shall take place in [city and state of reinsurance company], and the [state] Uniform Arbitration Act shall control except as provided in the "ARBITRATION" article.

XIX.  INSOLVENCY

      A. In the event of the insolvency of the REINSURED, all reinsurance shall be payable directly to the liquidator, receiver, or statutory successor of said REINSURED, without diminution because of the insolvency of the REINSURED.

      B. In the event of the insolvency of the REINSURED, the liquidator, receiver, or statutory successor shall give the [NAME OF REINSURANCE COMPANY] written notice of the pendency of a claim on a policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the [NAME OF REINSURANCE COMPANY] may investigate such claim and interpose, in the name of the REINSURED (its liquidator, receiver, or statutory successor), but at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the [NAME OF REINSURANCE COMPANY] may deem available to the REINSURED or its liquidator, receiver, or statutory successor.

      C. The expense thus incurred by the [NAME OF REINSURANCE COMPANY] shall be chargeable, subject to court approval, against the REINSURED as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the REINSURED solely as a result of the defense undertaken by the [NAME OF REINSURANCE COMPANY]. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the REINSURED.

      D.    Any  debts  or  credits,   matured  or   unmatured,   liquidated  or
            unliquidated, regardless of when they arose or were incurred, in favor of or against either the REINSURED or the [NAME OF REINSURANCE COMPANY] with respect to this agreement or with respect to any other claim of one party against the other are deemed mutual debts or credits, as the case may be, and shall be set off, and only the balance shall be allowed or paid.

XX.   PARTIES TO AGREEMENT

      This is an agreement for indemnity reinsurance solely between the REINSURED and the [NAME OF REINSURANCE COMPANY]. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the [NAME OF REINSURANCE COMPANY] and the insured or the beneficiary under any policy reinsured hereunder.

XXI.  AGREEMENT

      This Agreement represents the entire contract between the REINSURED and the [NAME OF REINSURANCE COMPANY] and supersedes, with respect to its subject, any prior oral or written agreements.

XXII. EXECUTION AND DURATION OF AGREEMENT

      The provisions of this reinsurance agreement shall be effective with respect to policies for which the date on which application was first made to the REINSURED is on or after the first day of April, 1990, but in no event shall this agreement become effective unless and until it has been duly executed by two officers of the [NAME OF REINSURANCE COMPANY] and its Home Office in Fort Wayne, Indiana. This agreement shall be unlimited as to its duration but may be terminated at any time, insofar as its pertains to the handling of new reinsurance thereafter, by either party giving three months' notice of termination in writing. The [NAME OF REINSURANCE COMPANY] shall continue to accept reinsurance during the three months aforesaid and shall remain liable on all reinsurance granted under this agreement until the termination or expiry of the insurance reinsured.

                           IN WITNESS WHEREOF the said

                           IDS LIFE INSURANCE COMPANY

                                       of

                             Minneapolis, Minnesota,

                                  and the said

                          [name of reinsurance company]

                                       of

                     [city and state of reinsurance company]

have by their respective officers executed and delivered these presents in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY

Signed at Minneapolis Minnesota


By     /s/ [ILLEGIBLE]                                  By    /s/ Timothy V. Bechtold
       --------------------------------------------           ----------------------------------------

Title  Vice President - Finance                         Title Vice President - Insurance Products
       --------------------------------------------           ----------------------------------------

Date   9/13/90                                          Date  9/13/90
       --------------------------------------------           ----------------------------------------

[name of reinsurance company]

Signed at [city and state of reinsurance company]
By     [signature]                                      By    [signature]
       --------------------------------------------           ----------------------------------------
                           [title]                                                [title]

Date   10/14/90                                         Date  October 11, 1990
       --------------------------------------------           ----------------------------------------

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                   Dates                      Letters
              Plan                                           From       Through          From       Through
              ----                                           ----       -------          ----       -------
       UL25                                               04-01-90         --              A           Z
       UL100                                              04-01-90         --              A           Z
       UL500                                              04-01-90         --              A           Z
       VUL                                                04-01-90         --              A           Z
       EUL25                                              04-01-90         --              A           Z
       EUL100                                             04-01-90         --              A           Z
          Other Insured Riders (OIR)                      04-01-90         --              A           Z
          Waiver of Monthly Deductions (WMD) Rider        04-01-90         --              A           Z
       Whole Life                                         04-01-90         --              A           Z
          Annual Reducing Term (ART) Rider                04-01-90         --              A           Z
          Waiver of Premium (WP) Rider                    04-01-90         --              A           Z
       YRT                                                04-01-90         --              A           Z
       YRT-7                                              04-01-90         --              A           Z
       10 Year Renewable Term                             04-01-90         --              A           Z
          ART Rider                                       04-01-90         --              A           Z
          Waiver of Premium Rider                         04-01-90         --              A           Z
       ART                                                04-01-90         --              A           Z
       Mortgage Term                                      04-01-90         --              A           Z
          ART Rider                                       04-01-90         --              A           Z
          Waiver of Premium Rider                         04-01-90         --              A           Z

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified below shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

                                                                   Dates                      Letters
              Plan                                           From       Through          From       Through
              ----                                           ----       -------          ----       -------
       UL25                                               04-01-90         --              A           Z
       UL100                                              04-01-90         --              A           Z
       UL500                                              04-01-90         --              A           Z
       VUL                                                04-01-90         --              A           Z
       EUL25                                              04-01-90         --              A           Z
       EUL100                                             04-01-90         --              A           Z
          Other Insured Riders (OIR)                      04-01-90         --              A           Z
          Waiver of Monthly Deductions (WMD) Rider        04-01-90         --              A           Z
       Whole Life                                         04-01-90         --              A           Z
          Annual Reducing Term (ART) Rider                04-01-90         --              A           Z
          Waiver of Premium (WP) Rider                    04-01-90         --              A           Z
       YRT                                                04-01-90         --              A           Z
       YRT-7                                              04-01-90         --              A           Z
       10 Year Renewable Term                             04-01-90         --              A           Z
          ART Rider                                       04-01-90         --              A           Z
          Waiver of Premium Rider                         04-01-90         --              A           Z
       ART                                                04-01-90         --              A           Z
       Mortgage Term                                      04-01-90         --              A           Z
          ART Rider                                       04-01-90         --              A           Z
          Waiver of Premium Rider                         04-01-90         --              A           Z

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this or another agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].

                               RETENTION SCHEDULE

                        Retention Limits of the REINSURED

                                      Life

                                 Ages     Standard-Table P
                                 ----     ----------------

                                 All       [dollar amount]

The above retention limit may be exceeded by as much as $75,000 in order to avoid reinsurance.

                          Waiver of Premium Disability

                                  Same as Life

                                 LIMITS SCHEDULE

           Maximum Amounts which the REINSURED may cede Automatically

                                      Life

To [NAME OF REINSURANCE COMPANY]:

                             Ages        Standard-Table P    Over Table P
                             ----        ----------------    ------------

                            [ages]       [dollar amount]    [dollar amount]

                            [ages]       [dollar amount]    [dollar amount]

To all Reinsurers:

                             Ages        Standard-Table P    Over Table P
                             ----        ----------------    ------------

                            [ages]       [dollar amount]    [dollar amount]

                            [ages]       [dollar amount]    [dollar amount]

                          Waiver of Premium Disability

To [NAME OF REINSURANCE COMPANY]:

                             Ages        Standard-Table P    Over Table P
                             ----        ----------------    ------------

                            [ages]       [dollar amount]    [dollar amount]

                            [ages]       [dollar amount]    [dollar amount]

To all Reinsurers:

                             Ages        Standard-Table P    Over Table P
                             ----        ----------------    ------------

                            [ages]       [dollar amount]    [dollar amount]

                            [ages]       [dollar amount]    [dollar amount]

                          ADMINISTRATIVE FORMS SCHEDULE

                             Facultative Application

                              Policy Detail Report

                             Summary Premium Report

                                 Policy Exhibit

                            Quarterly Reserve Report

CHECK: ___ Automatic or  ___ Facultative       TRANSACTION TYPE ______              APPLICATION TO:
       ___ RPR       or  ___ Coinsurance          (See Reverse Side)
       ___ Medical   or  ___ Non-Medical
                                                                                                                              [logo]

                                                                       ----------
                                                                      | STATE OF |
------------------------------------------------------------------------------------------------------------------------------------
INSURED'S NAME                                SEX    BIRTHDATE    BIRTH    RESIDENCE  OCCUPATION           ISSUE AGE    AGE BASIS

------------------------------------------------------------------------------------------------------------------------------------
JOINT INSURED                                 SEX    BIRTHDATE    BIRTH    RESIDENCE  OCCUPATION           ISSUE AGE    JOINT AGE

------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL POLICY NO.  ISSUE DATE    DATE OF APP     SHORT TERM FROM     PLAN(S)                       RATE BOOKED    RESERVE BASIS

------------------------------------------------------------------------------------------------------------------------------------
CEDING COMPANY >                                                                      Check Reins. Prem. Type:  ___ SMOKER

                                                                                      ___ NON-SMOKER  ___ AGGREGATE  ___ OTHER PREF
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Will Policy Contain:
                                      LIFE                                          __ Aviation Exclusion Provision
                            BASE PLAN      TERM RIDER      DIS           ADB        __ Guaranteed Insurability Option
PREVIOUS IN FORCE        $               $             $            $               __ Increasing Insurance Rider
                           -----------    -----------   ----------    ----------    __ Term Insurance Dividend Option
PREVIOUS RETAINED                                                                       (Is option limited to cash value
                           -----------    -----------   ----------    ----------         ___  Yes   ___  No)
ISSUED THIS POLICY                                                                  __ Check if Applicant has withheld MIB
                           -----------    -----------   ----------    ----------       Authorization
RETAINED THIS POLICY
                           -----------    -----------   ----------    ----------
RATING, IF SUBSTANDARD
                           -----------    -----------   ----------    ----------
REINSURED THIS CESSION
                           -----------    -----------   ----------    ----------

====================================================================================================================================

                                                    FACULTATIVE UNDERWRITING DATA

Underwriting Papers: Check Appropriate Column                       Reason for submitting Facultatively:
                                                                    ___ Over Automatic Limit        ___ Medical Reasons
                                               Data         Not     ___ Financial Reasons           ___ Other Non-Medical
                               Attached    Outstanding   Obtained
                               --------    -----------   --------
                                                                       Describe: ___________________________________________________
   Application                   _____        _____        _____
   Examination                   _____        _____        _____    Has money been accepted with the Application? __ Yes  __ No
      HOS                        _____        _____        _____
      EKG (s)                    _____        _____        _____    Is risk being submitted to other Reinsurers? __ Yes  __ No
      X-Ray                      _____        _____        _____
   SMA - Blood Study             _____        _____        _____    Other companion cases also submitted: __________________________
      APS   Dr _____________     _____        _____        _____
            Dr _____________     _____        _____        _____    ________________________________________________________________
      IR                         _____        _____        _____    Remarks:
Questionnaires                   _____        _____        _____
Financial Data                   _____        _____        _____
Other               (describe)_____________________________________

NOTE: Unless otherwise stated. LNL's offer to reinsure is valid for 120 days from date of last facultative underwriting action.

                                                                            Underwriter_____________________________________________
                                                                                   Date_____________________________________________

* TRANSACTION TYPE MUST BE INDICATED

                                                             SCHEDULE C

                                  INSTRUCTIONS

            1.    Submit Part l when making Facultative Application.

                  2. Submit Part 2 when making Formal Cession of Reinsurance to [name of reinsurance company] (new business or amended cession) or withdrawing Facultative Application.

            3.    Retain Part 3 for your records.

            4. On RPR cases, please furnish the Disability Premium per unit on Parts 2 & 3 in the remarks area.

                     TRANSACTION TYPE CODES and DEFINITIONS

NEW COVERAGE

CODE LITERAL                             DEFINITION

NB - New Business           New issues,  on which the underwriting is within the
                            ceding  company's   requirements  as  per  published
                            guidelines.

SU - New Business with      New  Issues  for  which  the  ceding  company  has a
     Special Underwriting   program to use modified  underwriting  requirements.
                            (e.g., a Special Replacement Program).

CONTINUATION OF COVERAGE - A "continuation" of a policy is a new policy replacing a policy issued earlier by the client ("original policy") or a change in an existing policy issued or made either:

      (a) in compliance with the terms of the original policy (such as a conversion of a term policy or the use of first-year rates for a re-entry term product)

                                       OR

      (b) without the same new underwriting information the client would obtain in the absence of the original policy, without a suicide exclusion or contestable period as long as those contained in new issues by the client, or without the payment of the same first-year commissions payable in the absence of the original policy.

CODE LITERAL                             DEFINITION

EX - Exchange               A policy  which  is  replacing  a policy  previously
                            issued  by the  ceding  company  and for  which  the
                            company   does   not   obtain   Full   Evidence   of
                            Insurability    requirements    as   per   published
                            underwriting guidelines it would obtain in the absence of the replaced policy. (Indicate effective date in remarks area).

CN - Conversion             A  newly  issued   policy  based  on  a  contractual
                            provision contained in the previous policy with limited or no evidence of insurability. (Indicate effective date and other pertinent data in the remarks area).

RT - RE-Entry Term          A contractual  privilege which allows the insured to
                            present evidence of insurability to obtain a new first year premium at his then attained age (based on same plan of insurance originally issued).

OR - Other Reissues         All other  reissues not  considered to be exchanges,
                            conversions,   or  re-entries  (e.g..  reduction  in
                            amount,  rating  reduction,   return  to  first-year
                            premium,  adding  or  terminating  benefits,  etc.).
                            (Indicate effective date and other pertinent data in the remarks areas).

OT - Other                  MUST explain in remarks area.

                               SCHEDULE C, PART I

                              Policy Detail Report

                                  _______, 19__

                            Risk Premium Reinsurance

For each policy show:

 1.    Full name of insured
 2.    Sex
 3.    Date of Birth
 4.    Joint Insured (when applicable)
       - Full name
       - Sex
       - Date of Birth
 5.    Amount of Previous In-force within Client Company
 6.    Amount of Previous Retention
 7.    Amount of New Policy
 8.    Amount of New Retention
 9.    Amount of New Reinsurance Ceded to [NAME OF REINSURANCE COMPANY]
10.    Policy Number
11.    Plan and/or Plan Code
12.    Issue Date
13.    Transaction Code
14.    Automatic/Facultative Indicator
15.    Underwriting Basis
16.    Rating
17.    Foreign Currency Code
18.    Par/Non Par Indicator
19.    Current Premiums
       (a)   Standard Life
       (b)   Substandard Table Extras
       (c)   Substandard Flat Extras
       (d)   Accidental Death Benefits
       (e)   Waiver of Premium
20.    Total Premium Due
21.    Current Net Amount at Risk
22.    Current Policy Fee
23.    Mode Indicator

Please provide separate reports for first year and renewal reinsurance.

BRPR
6/82

                               SCHEDULE C, PART II

                             Summary Premium Report

                                ___________, 19__

                            Risk Premium Reinsurance

Total first year basic Life Premiums                          __________________

Total first year Policy Fees                                  __________________

Total first year Disability Premiums                          __________________

Total first year Accidental Death Benefits Premiums           __________________

     Total first year Premiums Due                            __________________


Total renewal basic Life Premiums                             __________________

Total renewal Policy Fees                                     __________________

Total renewal Disability Premiums                             __________________

Total renewal Accidental Death Benefits Premiums              __________________

     Total renewal Premiums Due                               __________________

                                                 Grand Total  __________________

                              SCHEDULE C, PART III

                                 Policy Exhibit

                               ____________, 19 __

                            Risk Premium Reinsurance

-----------------------Current Period------------------------      ---------------------------Year-to-Date------------------------

                                 Number           Amount                                              Number            Amount
                              of Policies     of Reinsurance                                       of Policies     of Reinsurance
                              -----------     --------------                                       -----------     --------------
In-force Beg. of Period                                            In-force Beg. of Year
Issues-Automatic                                                   Issues-Automatic
Issues-Facultative                                                 Issues-Facultative
Cancellations (NTO's)                                              Cancellations (NTO's)
Reinstates from Cancels                                            Reinstates from Cancels
Other Increases                                                    Other Increases
(Include other reinstatments)                                      (Include other
   Total Increases                                                 reinstatements)
Deaths                                                                Total Increases
Recaptures                                                         Deaths
Expires & Maturities                                               Recaptures
Lapses & Surrenders                                                Expires & Maturities
Other Decreases in Coverage                                        Lapses & Surrenders
   Total Decreases                                                 Other Decreases in Coverage
In-force End of Period                                                Total Decreases
                                                                   In-force Year-to-Date

                                PREMIUM SCHEDULE
                            Reinsurance Premium Rates
                            Fully Underwritten Issues
                                 Standard Risks

The monthly reinsurance premium for Universal Life plans shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages; the reinsurance premium for other than Universal Life plans shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages times twelve:

                       Automatic and Capacity Facultative*

                                    Policy Year
                                  1           2+
                              ---------    --------

                           Non-Capacity Facultative**

                                    Policy Year
                                  1           2+
                              ---------    --------

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

 * Capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to no reinsurer other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains its full limit of retention for the plan, age at issue, and mortality classification of the policy.

** Non-capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to reinsurers other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains less than its full limit of retention for the plan, age at issue, and mortality classification of the policy.


Agreement No. 18/Revision No. 2                                           Page 3

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.


Agreement No. 18/Revision No. 2                                           Page 4

                                 MALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                         Standard                           Standard                           Standard
Attained                   Non-      Attained                 Non-      Attained                 Non-
  Age        Standard     Smoker        Age     Standard     Smoker        Age      Standard    Smoker
  ---        --------     ------        ---     --------     ------        ---      --------    ------
  0
  1
  2
  3
  4
  5
  6
  7
  8
  9
 10
 11
 12
 13
 14
 15
 16
 17
 18
 19
 20
 21
 22
 23
 24
 25
 26
 27
 28
 29
 30
 31
 32
 33
 34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                FEMALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                         Standard                           Standard                           Standard
Attained                   Non-      Attained                 Non-      Attained                 Non-
  Age        Standard     Smoker        Age     Standard     Smoker        Age      Standard    Smoker
  ---        --------     ------        ---     --------     ------        ---      --------    ------
   0
   1
   2
   3
   4
   5
   6
   7
   8
   9
  10
  11
  12
  13
  14
  15
  16
  17
  18
  19
  20
  21
  22
  23
  24
  25
  26
  27
  28
  29
  30
  31
  32
  33
  34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

              IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [name of reinsurance company]of [city and state of reinsurance company],

         hereinafter referred to as the "[name of reinsurance company]."

            1. On and after the first day of May, 1991, the Subject  Reinsurance
Schedule in the Agreement shall be replaced with the revised Subject Reinsurance Schedule, attached hereto.

            2. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

            IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY

Signed at  MINNEAPOLIS, MN
           --------------------------------------

By    /s/ [ILLEGIBLE]                                By    /s/ Timothy V. Bechtold
      -------------------------------------------          --------------------------------------

Title Vice President - Finance                       Title VP - Individual Product Development
      -------------------------------------------          --------------------------------------

Date                 8/15/91                         Date                  8/9/91
      -------------------------------------------          --------------------------------------

[name of reinsurance company]

Signed at [city and state of reinsurance company]

By    [signature]                                    By    [signature]
      -------------------------------------------          --------------------------------------
           [title]                                              [title]

Date                 8/29/91                         Date              August 29, 1991
      -------------------------------------------          --------------------------------------


Agreement No. 18/Revision No. 3                                           Page 1

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                     Dates                 Letters
                              Plan                              From       Through     From    Through
                              ----                              ----       -------     ----    -------
       UL25                                                   04-01-90       --          A         Z
       UL100                                                  04-01-90       --          A         Z
       UL500                                                  04-01-90       --          A         Z
       VUL                                                    04-01-90       --          A         Z
       EUL25                                                  04-01-90       --          A         Z
       EUL100                                                 04-01-90       --          A         Z
          Other Insured Riders (OIR)
          Waiver of Monthly                                   04-01-90       --          A         Z
            Deductions (WMD) Rider                            04-01-90       --          A         Z
       Whole Life                                             04-01-90       --          A         Z
          Annual Reducing Term (ART) Rider                    04-01-90       --          A         Z
          Waiver of Premium (WP) Rider                        04-01-90       --          A         Z
       YRT                                                    04-01-90       --          A         Z
       YRT-7                                                  04-01-90       --          A         Z
       10 Year Renewable Term                                 04-01-90       --          A         Z
          ART Rider                                           04-01-90       --          A         Z
          Waiver of Premium Rider                             04-01-90       --          A         Z
       ART                                                    04-01-90       --          A         Z
       Mortgage Term                                          04-01-90       --          A         Z
          ART Rider                                           04-01-90       --          A         Z
          Waiver of Premium Rider                             04-01-90       --          A         Z


Agreement No. 18/Revision No. 3                                           Page 2

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified below shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

                                                                    Dates                 Letters
                              Plan                             From      Through     From     Through
                              ----                             ----      -------     ----     -------
       UL25                                                 04-01-90        --         A          Z
       UL100                                                04-01-90        --         A          Z
       UL500                                                04-01-90        --         A          Z
       VUL                                                  04-01-90        --         A          Z
       EUL25                                                04-01-90        --         A          Z
       EUL100                                               04-01-90        --         A          Z
          Other Insured Riders (OIR)                        04-01-90        --         A          Z
          Waiver of Monthly
            Deductions (WMD) Rider                          04-01-90        --         A          Z
       Whole Life                                           04-01-90        --         A          Z
          Annual Reducing Term (ART) Rider                  04-01-90        --         A          Z
          Waiver of Premium (WP) Rider                      04-01-90        --         A          Z
       YRT                                                  04-01-90        --         A          Z
       YRT-7                                                04-01-90        --         A          Z
       10 Year Renewable Term                               04-01-90        --         A          Z
          ART Rider                                         04-01-90        --         A          Z
          Waiver of Premium Rider                           04-01-90        --         A          Z
       ART                                                  04-01-90        --         A          Z
       Mortgage Term                                        04-01-90        --         A          Z
          ART Rider                                         04-01-90        --         A          Z
          Waiver of Premium Rider                           04-01-90        --         A          Z
       VUL-350                                              05-01-91        --         A          Z

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].


Agreement No. 18/Revision No. 3                                           Page 3

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

              IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [name of reinsurance company] of [city and state of reinsurance company],

         hereinafter referred to as the "[name of reinsurance company]."

            1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of May, 1992, shall be as specified in the Subject Reinsurance Schedule, attached hereto.

            2. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Parts I and II, attached hereto, and shall apply to reinsurance of the REINSURED'S Life Protection Plus Universal Life plan ceded under the Agreement on and after the first day of May, 1992; and reinsurance ceded on the basis of such premium rates shall

            (a)   be subject to a minimum cession of [dollar amount],

            (b)   not be eligible for experience refunds,

            (c)   not be eligible for production or persistency bonuses,

            (d)   not be eligible for premium tax reimbursement, and

            (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least [number] years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of twenty years and the time period specified for reinsurance of the original policy.

            3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.


V35556
Agreement No. 18/Revision No. 4                                           Page 1

            IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY
Signed at Mpls, MN
          ----------------------------------------

By    /s/ [ILLEGIBLE]                                 By    /s/ Timothy V. Bechtold
      --------------------------------------------           ----------------------------------------

Title  VP - FINANCE                                   Title      VP - INSURANCE PRODUCT DEVELOPMENT
       -------------------------------------------           ----------------------------------------
Date   8/17/92                                        Date   8/14/92
       -------------------------------------------           ----------------------------------------

[name of reinsurance company]

Signed at [city and state of reinsurance company]

By     [signature]                                    By     [signature]
       -------------------------------------------           ----------------------------------------
            [title]                                               [title]

Date   8/25/92                                        Date   8/21/92
       -------------------------------------------           ----------------------------------------


V35556
Agreement No. 18/Revision No. 4                                           Page 2

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                                  Dates                Letters
                Plan                                                         From      Through    From     Through
                ----                                                         ----      -------    ----     -------
       UL25                                                                04-01-90      --         A         Z
       UL100                                                               04-01-90      --         A         Z
       UL500                                                               04-01-90      --         A         Z
       VUL                                                                 04-01-90      --         A         Z
       EUL25                                                               04-01-90      --         A         Z
       EUL100                                                              04-01-90      --         A         Z
            Other Insured Riders (OIR)                                     04-01-90      --         A         Z
            Waiver of Monthly
              Deductions (WMD) Rider                                       04-01-90      --         A         Z
       Whole Life                                                          04-01-90      --         A         Z
            Annual Reducing Term (ART) Rider                               04-01-90      --         A         Z
            Waiver of Premium (WP) Rider                                   04-01-90      --         A         Z
       YRT                                                                 04-01-90      --         A         Z
       YRT-7                                                               04-01-90      --         A         Z
       10 Year Renewable Term                                              04-01-90      --         A         Z
            ART Rider                                                      04-01-90      --         A         Z
            Waiver of Premium Rider                                        04-01-90      --         A         Z
       ART                                                                 04-01-90      --         A         Z
       Mortgage Term                                                       04-01-90      --         A         Z
            ART Rider                                                      04-01-90      --         A         Z
            Waiver of Premium Rider                                        04-01-90      --         A         Z
       Life Protection Plus                                                05-01-92      --         A         Z


V35556
Agreement No. 18/Revision No. 4                                           Page 3

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified below shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

                                                                             Dates                 Letters
                Plan                                                    From       Through    From      Through
                ----                                                    ----       -------    ----      -------
       UL25                                                            04-01-90      --         A          Z
       UL100                                                           04-01-90      --         A          Z
       UL500                                                           04-01-90      --         A          Z
       VUL                                                             04-01-90      --         A          Z
       EUL25                                                           04-01-90      --         A          Z
       EUL100                                                          04-01-90      --         A          Z
            Other Insured Riders (OIR)                                 04-01-90      --         A          Z
            Waiver of Monthly
              Deductions (WMD) Rider                                   04-01-90      --         A          Z
       whole Life                                                      04-01-90      --         A          Z
            Annual Reducing Term (ART) Rider                           04-01-90      --         A          Z
            Waiver of Premium (WP) Rider                               04-01-90      --         A          Z
       YRT                                                             04-01-90      --         A          Z
       YRT-7                                                           04-01-90      --         A          Z
       10 Year Renewable Term                                          04-01-90      --         A          Z
            ART Rider                                                  04-01-90      --         A          Z
            Waiver of Premium Rider                                    04-01-90      --         A          Z
       ART                                                             04-01-90      --         A          Z
       Mortgage Term                                                   04-01-90      --         A          Z
            ART Rider                                                  04-01-90      --         A          Z
            Waiver of Premium Rider                                    04-01-90      --         A          Z
       VUL-350                                                         05-01-91      --         A          Z
       Life Protection Plus Universal Life                             05-01-92      --         A          Z

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].

V35556
Agreement No. 18/Revision No. 4                                           Page 4

                            PREMIUM SCHEDULE, PART I

                            Reinsurance Premium Rates

                            Fully Underwritten Issues

                                 Standard Risks

The monthly reinsurance premium shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages based on an age nearest calculation:

                       Automatic and Capacity Facultative*

                                    Policy Year
                                    1         2+
                                 -------   ------

                           Non-Capacity Facultative**

                                    Policy Year
                                    1         2+
                                 -------   ------

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

 * Capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to no reinsurer other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains its full limit of retention for the plan, age at issue, and mortality classification of the policy.

** Non-capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to reinsurers other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains less than its full limit of retention for the plan, age at issue, and mortality classification of the policy.


V35556
Agreement No. 18/Revision No. 4                                           Page 5

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.


V35556
Agreement No. 18/Revision No. 4                                           Page 6

                            PREMIUM SCHEDULE, PART II

                            Reinsurance Premium Rates

                            Fully Underwritten Issues

                                 Standard Risks

The monthly reinsurance premium shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages based on an age last calculation:

                       Automatic and Capacity Facultative*

                                    Policy Year
                                    1         2+
                                 -------   ------

                           Non-Capacity Facultative**

                                    Policy Year
                                    1         2+
                                 -------   ------

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

 * Capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to no reinsurer other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains its full limit of retention for the plan, age at issue, and mortality classification of the policy.

** Non-capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to reinsurers other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains less than its full limit of retention for the plan, age at issue, and mortality classification of the policy.


V35556
Agreement No. 18/Revision No. 4                                           Page 7

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.


V35556
Agreement No. 18/Revision No. 4                                           Page 8

                                 MALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

 Attained                      Standard        Attained                     Standard        Attained                      Standard
    Age       Standard        Non-Smoker         Age       Standard        Non-Smoker         Age         Standard       Non-Smoker
    ---       --------        ----------         ---       --------        ----------         ---         --------       ----------


For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                FEMALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

 Attained                      Standard        Attained                     Standard        Attained                      Standard
    Age       Standard        Non-Smoker         Age       Standard        Non-Smoker         Age         Standard       Non-Smoker
    ---       --------        ----------         ---       --------        ----------         ---         --------       ----------


For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

              IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [name of reinsurance company] of [city and state of reinsurance company],

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

            1. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in the Premium Schedule, Parts I and II, attached hereto, and shall apply to reinsurance ceded under the Agreement on and after the first day of February, 1993. Reinsurance ceded on the basis of such premium rates shall

            (a)   be subject to a minimum cession of [dollar amount],

            (b)   not be eligible for experience refunds,

            (c)   not be eligible for production or persistency bonuses,

            (d)   not be eligible for premium tax reimbursement, and

            (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least twenty years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of twenty years and the time period specified for reinsurance of the original policy.

            2. On and after the first day of February, 1993, the "AGREEMENT" article of the Agreement shall be replaced with the "MISCELLANEOUS" article and shall read as follows:

      "XXI. MISCELLANEOUS

                  A. This Agreement represents the entire agreement between the REINSURED and the [NAME OF REINSURANCE COMPANY] and supercedes, with respect to its subject matter, any prior oral or written agreements between the parties.

                  B.    No  modification  or  waiver  of any  provision  of this
                        Agreement shall be effective unless set forth in a written amendment to this Agreement which is executed by both parties. A waiver shall constitute a waiver only with respect to the particular circumstances for which it is given and not a waiver of any future circumstance."


921665/695/H10N16CR
Agreement No. 18/Revision No. 5                                           Page 1

            3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

            IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY

Signed at Minneapolis, MN
-----------------------------------------------

By    /s/ Kevin E. Palmer                         By    /s/ Timothy V. Bechtold
      -----------------------------------------         -----------------------------------------
Title           Reinsurance Actuary               Title       VP - Insurance Product Development
      -----------------------------------------         -----------------------------------------
Date                  5/6/93                      Date                      5/6/93
      -----------------------------------------         -----------------------------------------

[name of reinsurance company]

Signed at [city and state of reinsurance company]
By    [signature]                                  By    [signature]
      -----------------------------------------         -----------------------------------------
      [title]                                           [title]
Date                  5/13/93                      Date                     5/12/93
      -----------------------------------------         -----------------------------------------


921665/695/H10N16CR
Agreement No. 18/Revision No. 5                                           Page 2

                            PREMIUM SCHEDULE, PART I

                          (Effective February 1, 1993)

                            Reinsurance Premium Rates

                            Fully Underwritten Issues

                             Age Nearest Calculation

                                 Standard Risks

The monthly reinsurance premium shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages based on an age nearest calculation:

                                    Policy Year
                                    1         2+
                                 -------   ------

                                     %        %

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.


921665/695/H10N16CR
Agreement No. 18/Revision No. 5                                           Page 3

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.


921665/695/H10N16CR
Agreement No. 18/Revision No. 5                                           Page 4

                            PREMIUM SCHEDULE, PART II

                          (Effective February 1, 1993)

                            Reinsurance Premium Rates

                              Age Last Calculation

                            Fully Underwritten Issues

                                 Standard Risks

The monthly reinsurance premium shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages based on an age last calculations:

                                    Policy Year
                                    1         2+
                                 -------   ------

                                     %        %

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.


921665/695/H10N16CR
Agreement No. 18/Revision No. 5                                           Page 5

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.


921665/695/H10N16CR
Agreement No. 18/Revision No. 5                                           Page 6

                                 MALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                               Standard                               Standard                         Standard
   Attained                      Non-      Attained                     Non-     Attained                Non-
     Age          Standard      Smoker       Age          Standard     Smoker      Age      Standard    Smoker
     ---          --------      ------       ---          --------     ------      ---      --------    ------
     0
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                FEMALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                               Standard                               Standard                         Standard
   Attained                      Non-      Attained                     Non-     Attained                Non-
     Age          Standard      Smoker       Age          Standard     Smoker      Age      Standard    Smoker
     ---          --------      ------       ---          --------     ------      ---      --------    ------
     0
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

              IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [name of reinsurance company] of [city and state of reinsurance company],

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

            1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of November, 1993, shall be as specified in the Subject Reinsurance Schedule, attached hereto.

            2. The premium rates as described in the Premium Schedule, Parts I and II, effective February 1, 1993, under the Agreement shall apply to reinsurance of the REINSURED'S 1 Year Term and 10 Year Term plans ceded under the Agreement on and after the first day of November, 1993; the reinsurance percentages for such rates shall be as follows:

                                                Policy Year
                      Smoking Status        1      2-10      11+
                      -----------------    ----   ------    -----
                      Wellness*              %       %       %
                      Nonsmoker              %       %       %
                      Smoker                 %       %       %

                    * Wellness premium - Use nonsmoker rates.

            3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.


931564/0695/H10N3WW0
Agreement No. 18/Revision No. 6                                           Page 1

            IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY
Signed at  Minneapolis, MN
           ------------------------------------

By    /s/ Kevin E. Palmer                         By   /s/ Timothy V. Bechtold
      -----------------------------------------        ---------------------------------------

Title  Reinsurance Actuary                        Title VP - Insurance Product Development
      -----------------------------------------        ---------------------------------------

Date                6/23/94                       Date               6/23/94
      -----------------------------------------        ---------------------------------------

[name of reinsurance company]
Signed at [city and state of reinsurance company]
By:    [signature]                                By:   [signature]
      -----------------------------------------        ---------------------------------------
                    [title]                                          [title]

Date                7/5/94                        Date  7-1-94
      -----------------------------------------        ---------------------------------------


931564/0695/H10N3WW0
Agreement No. 18/Revision No. 6                                           Page 1

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                               Dates                       Letters
                           Plan                         From         Through         From        Through
                           ----                         ----         -------         ----        -------
       UL25                                           04-01-90          --             A             Z
       UL100                                          04-01-90          --             A             Z
       UL500                                          04-01-90          --             A             Z
       VUL                                            04-01-90          --             A             Z
       EUL25                                          04-01-90          --             A             Z
       EUL100                                         04-01-90          --             A             Z
            Other Insured Riders (OIR)                04-01-90          --             A             Z
            Waiver of Monthly
              Deductions (WMD) Rider                  04-01-90          --             A             Z
       Whole Life                                     04-01-90          --             A             Z
            Annual Reducing Term
              (ART) Rider                             04-01-90          --             A             Z
            Waiver of Premium (WP) Rider              04-01-90          --             A             Z
       YRT                                            04-01-90          --             A             Z
       YRT-7                                          04-01-90          --             A             Z
       10 Year Renewable Term                         04-01-90          --             A             Z
            ART Rider                                 04-01-90          --             A             Z
            Waiver of Premium Rider                   04-01-90          --             A             Z
       ART                                            04-01-90          --             A             Z
       Mortgage Term                                  04-01-90          --             A             Z
            ART Rider                                 04-01-90          --             A             Z
            Waiver of Premium Rider                   04-01-90          --             A             Z
       VUL 350                                        05-01-91          --             A             Z
       Life Protection Plus
          Universal Life                              05-01-92          --             A             Z
       1 Year Term*                                   11-01-93          --             A             Z
       10 Year Term*                                  11-01-93          --             A             Z

      * An exchange of an existing IDS policy to a new policy subject to full underwriting, a new contestable period and a new suicide clause shall be eligible for reinsurance under this Agreement as a new issue. Conversely, a re-entry effective on the tenth policy anniversary subject to limited contestability and suicide clauses shall be considered a continuation under this Agreement.

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified above shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].


931564/0695/H10N3WW0
Agreement No. 18/Revision No. 6                                           Page 2

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

              IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [name of reinsurance company] of [city and state of reinsurance company],

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

            1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of August, 1994, shall be as specified in the Subject Reinsurance Schedule, attached hereto.

            2. The premium rates as described in the Premium Schedule, Parts I and II, effective February 1, 1993, under the Agreement shall apply to reinsurance ceded under the Agreement on and after the first day of August, 1994; the reinsurance percentages for such rates shall be as follows:

                                   1 Year Term

                                          Policy Year
                   Smoking Status      1      2-10      11+
                   --------------     ---     ----      ---

                   Preferred            %       %        %
                   Nonsmoker            %       %        %
                   Smoker               %       %        %

                                  10 Year Term

                                           Policy Year
                   Smoking Status       1      2-10      11+
                   --------------      ---     ----      ---

                   Preferred             %      %         %
                   Nonsmoker             %      %         %
                   Smoker                %      %         %

                       Life Protection Plus Universal Life

                                     1        2+
                                    ---      ---
                                     %        %

                                 All Other Plans

                                     1        2+
                                    ---      ---
                                     %        %


940730/695/H10N6ZJF
Agreement No. 18/Revision No. 7                                           Page 1

            3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

            IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.


IDS LIFE INSURANCE COMPANY

Signed at Minneapolis, MN

By    /s/ Kevin E. Palmer                         By   /s/ Timothy V. Bechtold
      -----------------------------------------        ---------------------------------------

Title   Reinsurance Actuary                       Title VP - Insurance Product Development
      -----------------------------------------        ---------------------------------------

Date                9/9/94                        Date                 9/9/94
      -----------------------------------------        ---------------------------------------

[name of reinsurance company]
Signed at [city and state of reinsurance company]

By    [signature]                                 By    [signature]
      -----------------------------------------        ---------------------------------------
          [title]                                           [title]

Date                                              Date                 9-21-94
      -----------------------------------------


940730/695/H10N6ZJF
Agreement No. 18/Revision No. 7                                           Page 2

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                  Dates                      Letters
                            Plan                           From          Through        From       Through
                            ----                           ----          -------        ----       -------
       UL25                                              04-01-90           --            A            Z
       UL100                                             04-01-90           --            A            Z
       UL500                                             04-01-90           --            A            Z
       VUL                                               04-01-90           --            A            Z
       EUL25                                             04-01-90           --            A            Z
       EUL100                                            04-01-90           --            A            Z
            Other Insured Rider (OIR)                    04-01-90           --            A            Z
            Waiver of Monthly
              Deductions (WMD) Rider                     04-01-90           --            A            Z
       Whole Life                                        04-01-90           --            A            Z
            Annual Reducing Term
              (ART) Rider                                04-01-90           --            A            Z
            Waiver of Premium (WP) Rider                 04-01-90           --            A            Z
       YRT                                               04-01-90       07-31-94          A            Z
       YRT-7                                             04-01-90       07-31-94          A            Z
       10 Year Renewable Term                            04-01-90       07-31-94          A            Z
            ART Rider                                    04-01-90       07-31-94          A            Z
            Waiver of Premium Rider                      04-01-90       07-31-94          A            Z
       ART                                               04-01-90       07-31-94          A            Z
       Mortgage Term                                     04-01-90           --            A            Z
            ART Rider                                    04-01-90           --            A            Z
            Waiver of Premium Rider                      04-01-90           --            A            Z
       VUL 350                                           05-01-91           --            A            Z
       Life Protection Plus                                                                            Z
          Universal Life                                 05-01-92           --            A            Z
       1 Year Term*                                      11-01-93           --            A            Z
       10 Year Term*                                     11-01-93           --            A            Z

      * An exchange of an existing IDS policy to a new policy subject to full underwriting, a new contestable period and a new suicide clause shall be eligible for reinsurance under this Agreement as a new issue. Conversely, a re-entry effective on the tenth policy anniversary subject to limited contestability and suicide clauses shall be considered a continuation under this Agreement.

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified above shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].


940730/695/H10N6ZJF
Agreement No. 18/Revision No. 7                                           Page 3

                                    AMENDMENT

      to the Risk Premium Reinsurance Agreement (the "Agreement") effective
                             April 1, 1990, between

              IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [name of reinsurance company] of [city and state of reinsurance company],

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

      1. On and after the first day of June, 1997, the Conditional Receipt Schedule of the Agreement shall be replaced with the attached Conditional Receipt Schedule, and the "CONDITIONAL RECEIPT REINSURANCE" article of the Agreement shall be replaced with the following:

      "CONDITIONAL RECEIPT REINSURANCE

      A. Subject to the terms, conditions and limits of this Agreement and provided the conditions set forth in section B of this article are fulfilled, [NAME OF REINSURANCE COMPANY] shall reimburse the
            REINSURED for a claim in excess of the appropriate retention set forth in the Retention Schedule paid by the REINSURED pursuant to a conditional receipt, except that in no event shall [NAME OF REINSURANCE COMPANY]'S liability pursuant to this article exceed [NAME OF REINSURANCE COMPANY]'S proportionate share of (a) [dollar amount] or (b) a [dollar amount] collection amount if ordered to pay such higher amount by a court of competent jurisdiction.

      B. The following conditions must be satisfied in order for reinsurance of a conditional receipt to be effective:

                  (1) the REINSURED must become liable for a claim pursuant to a conditional receipt issued on a form in conformity to the appropriate form of the Conditional Receipt Schedule of this Agreement; and

                  (2) the conditional receipt must be given in return for an application on the life of an insured having a surname beginning with the letters of the alphabet specified in the Subject Reinsurance Schedule, for a policy form listed in the Subject Reinsurance Schedule and which would bear a register date in the range set forth in the Subject Reinsurance Schedule; and


970681df.amd/695
Agreement No. 18/Revision No. 8                                           Page 1

                  (3) either the policy being applied for must qualify for automatic reinsurance or the REINSURED has not received a facultative offer of reinsurance on the application from another reinsurer which is a better offer than any facultative offer made by [NAME OF REINSURANCE COMPANY]."

      2. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

      IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY

Signed at  Minneapolis, MN

By     /s/ Kevin Palmer                               By     By: /s/ [ILLEGIBLE]
       -------------------------------------------          -----------------------------------

Title  Reinsurance Actuary                            Title VP - Insurance Product Development
       -------------------------------------------          -----------------------------------

Date   10/3/97                                        Date  10/3/97
       -------------------------------------------          -----------------------------------

[name of reinsurance company]
Signed at [city and state of reinsurance company]

By     [signature]                                    By     [signature]
       -------------------------------------------           ----------------------------------
           [title]                                               [title]

Date   September 25, 1997                             Date   September 25, 1997
       -------------------------------------------           ----------------------------------


970681df.amd/695
Agreement No. 18/Revision No. 8                                           Page 2

                          CONDITIONAL RECEIPT SCHEDULE
                            (Effective June 1, 1997)

                               Conditional Receipt


970681df.amd/695
Agreement No. 18/Revision No. 8                                           Page 3

IDS Life Insurance Company                            LIFE AND DISABILITY INCOME
IDS Tower 10                                          INSURANCE APPLICATION
Minneapolis, MN 55440

AGREEMENT AND SIGNATURE
--------------------------------------------------------------------------------

AGREEMENT

By signing this application, you acknowledge all of the following terms and conditions.

      ADEQUATE INFORMATION. You have received the IDS Life's Client Information Practices, and you have read and understood it.

      WHEN COVERAGE BEGINS. You agree that an Insured for life or disability Insurance will be covered prior to policy delivery only when all of the following requirements have been met:

            The owner has paid the full first premium, according to the mode of premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and

            The premium has not been returned by the company; and

            The Insured has submitted all medical and other Information required by the company's written underwriting rules; and The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification. "Effective Date" as used herein means the later of: (a) the date of this application; or (b) the date of completion of all medical examinations and other information (which may include the company's medical information gathering Interview) required by the company's written underwriting rules.

            In cases where the insured is not insurable for the plan of insurance, amount of insurance, or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted by the owner.

            For disability coverage, all disability policies specified to be discontinued in this application must also be discontinued before coverage will begin. (This limitation is subject to the incontestability provision in the policy.)

      AMOUNT OF LIFE INSURANCE COVERAGE. If coverage begins prior to delivery of the policy under the conditions described above, the amount of life insurance coverage on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000. Except as limited by this agreement, any coverage provided will be under the terms of the policy applied for.

      AMOUNT OF DISABILITY INSURANCE COVERAGE. If coverage begins prior to delivery of the policy under the conditions described above, the disability coverage monthly benefit on the Insured will be the lesser of
      (1) $3,500 of monthly benefit, (2) the monthly benefit applied for in this application, or (3) the maximum monthly benefit based on the company's written underwriting rules. Coverage on the Insured for this monthly benefit will be provided under the terms of the policy until the first of the following to occur: (1) benefits paid and payable total $500,000; or
      (2) the Insured is no longer eligible for benefits under the terms of the policy because the Insured is no longer disabled or the maximum benefit period has been reached. When the first of (1) or (2) occur, all benefits will cease and coverage under this agreement and the policy will cease.

      COMPANY'S RESPONSIBILITIES. You understand that:

            Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed insured. The officers of the company are the President, Vice President, Secretary and Assistant Secretary;

            If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest if required by law;

            No change in or waiver of anything in this application or alteration of an insurance policy is binding unless it is in writing and signed by an officer of the company; and

            By accepting a policy, the owner ratifies any changes entered at any time on the Home Office Endorsement form attached to the policy. However, the owner must sign a separate written document for any change in type of plan, amount, benefits or insured's risk classification. (Not applicable in New Hampshire, New Jersey and West Virginia.)

            Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

      RELEASE OF INFORMATION. You understand and agree that the company will use and release information about you as described in the attached IDS Life's Client Information Practices. You may inform us not to use information for certain marketing purposes described in IDS Life's Client Information Practices.

      QUALIFIED PLANS ONLY. You certify that the plan under Ownership of the insurance application is qualified under Section 401 (a) of the United States Internal Revenue Code. This policy will be issued based on representations by you that the Plan is qualified.

      LIFE PROTECTION PLUS/UNIVERSAL LIFE INSURANCE. If you have applied for this type of insurance, you acknowledge that you have been informed that
      (1) the company may periodically change the current interest rate being credited on cash values, and (2) that surrender charges may apply in certain circumstances.

      DECLARATION

            You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued. You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application.

                                   CLIENT COPY


31470 A

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

              IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [name of reinsurance company] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

      WHEREAS, effective the fifth day of May, 1997, the REINSURED began issuance of an Automatic Increase Benefit Rider ("AIBR");

      WHEREAS, while the AIBR shall not be reinsured under the terms and conditions of this Agreement, the REINSURED and [NAME OF REINSURANCE COMPANY] recognize that the administration of the AIBR could have impact on Policies reinsured under this Agreement; and

      WHEREAS, the REINSURED and [NAME OF REINSURANCE COMPANY] wish to document the details of the administration of such rider and the effect this may have with respect to the Policies reinsured under this Agreement;

      NOW THEREFORE, in consideration of these premises and the mutual promises contained herein, the REINSURED and [NAME OF REINSURANCE COMPANY] agree to the following:

      1. Effective the fifth day of May, 1997, the retention limit of the REINSURED shall be as shown in the amended Retention Schedule of the Agreement dated the first day of April, 1990. Such Retention Limits shall apply to reinsurance ceded on and after that date and to existing reinsurance ceded before that date in accordance with the "INCREASE IN LIMIT OF RETENTION" article of the Agreement, except that the REINSURED agrees to fully retain any coverage issued as a result of the AIBR and acknowledges it may retain an excess greater than the Retention Limits specified in Retention Schedule.


970927df.amd / 695
Agreement No. 18 / Revision No. 9                                         Page 1

      2. On and after the fifth day of May, 1997, section C, below, shall be added to the "REDUCTIONS" article of the Agreement:

            "C. Notwithstanding section A, above, the REINSURED and [NAME OF REINSURANCE COMPANY] agree that any reduction in reinsurance on a life with an AIBR in force, shall first be applied to the specific policy under which insurance terminated and also take into consideration the AIBR that has been fully retained by the REINSURED, and the balance of the reduction, if any, needed to restore the retention level of the REINSURED on that life, shall then be applied proportionally to the remaining reinsurance on the same life."

      3. On and after the fifth day of May, 1997, section E, below, shall be added to the "INCREASE IN LIMIT OF RETENTION" article of the Agreement:

            "E. In no event shall the AIBR in force on a life that is fully retained be considered as retained coverages when the REINSURED exercises its right to increase its limit of retention pursuant to this article. Such AIBR coverages shall not be used in the determination of the amount retained by the REINSURED at the time of an increase in retention nor to satisfy the eligibility requirement that the REINSURED retained its maximum limit of retention for the plan, age and mortality classification pursuant to section B of this article."

      4. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

      IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY

Signed at Minneapolis, Minnesota
          ---------------------------------------

By     /s/ Kevin Palmer                               By     /s/ [ILLEGIBLE]
       -------------------------------------------          -----------------------------------
Title  Reinsurance Actuary                            Title  VP- Insurance Products
       -------------------------------------------          -----------------------------------
Date   11/14/97                                       Date   11/14/97
       -------------------------------------------          -----------------------------------

[name of reinsurance company]
Signed at [city and state of reinsurance company]
By     [signature]                                    By    [signature]
       -------------------------------------------          -----------------------------------
       [title]                                              [title]

Date   November 3, 1997                               Date  November 3, 1997
       -------------------------------------------          -----------------------------------


970927df.amd / 695
Agreement No. 18 / Revision No. 9                                         Page 2

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

              IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [name of reinsurance company] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

      1. No new Waiver of Premium Disability reinsurance shall be ceded under the Agreement on or after the first day of August, 1998.

      2. For reinsurance ceded automatically on and after the first day of August, 1998, under the Agreement, the sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

                    Ages              Life Insurance
                    ----              --------------
                    0-75              [dollar amount]
                   Over 75            [dollar amount]

      3. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of August, 1998, shall be as specified in the Subject Reinsurance Schedule, attached hereto.

      4. On and after the first day of August, 1998, the REINSURED may cede and [NAME OF REINSURANCE COMPANY] shall accept automatically amounts of reinsurance not to exceed those described in the Limits Schedule, attached hereto.

      5. On and after the first day of August, 1998, the Premium Schedule, Parts I and II, under the Agreement shall be replaced with the Premium Schedule, Part I, attached hereto; the reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in the Premium Schedule, Part I, attached hereto, and shall apply to reinsurance ceded under the Agreement on and after the first day of August, 1998. Reinsurance ceded on the basis of such premium rates shall


981173kh.amd / 695
Agreement No. 18 / Revision No. 10                                        Page 1

      (a)   be subject to a minimum cession of [dollar amount]),

      (b)   not be eligible for experience refunds,

      (c)   not be eligible for production or persistency bonuses,

      (d)   not be eligible for premium tax reimbursement, and

      (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least [number] years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of [number] years and the time period specified for reinsurance of the original policy.

      6.The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

      IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY
Signed at Minneapolis, MN
          ----------------------------------------

By     /s/ Kevin Palmer                               By     /s/ [ILLEGIBLE]
       -------------------------------------------          -----------------------------------
Title  Reinsurance Actuary                            Title VP - Insurance Products
       -------------------------------------------          -----------------------------------
Date   1/4/99                                         Date  1/5/99
       -------------------------------------------          -----------------------------------

[name of reinsurance company]
Signed at [city and state of reinsurance company]

By   [signature]                                      By    [signature]
     ---------------------------------------------          -----------------------------------
     [title]                                                [title]

Date 12/4/98                                          Date  12/3/98
     ---------------------------------------------          -----------------------------------


981173kh.amd / 695
Agreement No. 18 / Revision No. 10                                        Page 2

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

                                                                  Dates                      Letters
                           Plan                           From           Through       From      Through
                           ----                           ----           -------       ----      -------
       UL25                                             04-01-90            --           A           Z
       UL100                                            04-01-90            --           A           Z
       UL500                                            04-01-90            --           A           Z
       VUL                                              04-01-90            --           A           Z
       EUL25                                            04-01-90            --           A           Z
       EUL100                                           04-01-90            --           A           Z
            Waiver of Monthly
            Deductions (WMD) Rider                      04-01-90         07-31-98        A           Z
       Whole Life                                       04-01-90            --           A           Z
            Annual Reducing Term
            (ART) Rider                                 04-01-90            --           A           Z
            Waiver of Premium (WP) Rider                04-01-90         07-31-98        A           Z
       YRT                                              04-01-90         07-31-94        A           Z
       YRT-7                                            04-01-90         07-31-94        A           Z
       10 Year Renewable Term                           04-01-90         07-31-94        A           Z
            ART Rider                                   04-01-90         07-31-94        A           Z
            Waiver of Premium Rider                     04-01-90         07-31-94        A           Z
       ART                                              04-01-90         07-31-94        A           Z
       Mortgage Term                                    04-01-90            --           A           Z
            ART Rider                                   04-01-90            --           A           Z
            Waiver of Premium Rider                     04-01-90         07-31-98        A           Z
       Other Insured Rider (OIR)                        04-01-90            --           A           Z
       VUL 350                                          05-01-91            --           A           Z
       Life Protection Plus Universal Life              05-01-92            --           A           Z
       1 Year Term*                                     11-01-93            --           A           Z
       10 Year Term*                                    11-01-93            --           A           Z


981173kh.amd / 695
Agreement No. 18 / Revision No. 10                                        Page 3

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified above shall be ceded under this Agreement provided the REINSURED has accepted [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

C. Continuations to the insurance specified above shall be ceded under this Agreement provided the original policy was reinsured with [NAME OF REINSURANCE COMPANY] under this Agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].

* An exchange of an existing IDS policy to a new policy subject to full underwriting, a new contestable period and a new suicide clause shall be eligible for reinsurance under this Agreement as a new issue. Conversely, a reentry effective on the tenth policy anniversary subject to limited contestability and suicide clauses shall be considered a continuation under this Agreement.


981173kh.amd / 695
Agreement No. 18 / Revision No. 10                                        Page 4

                                 LIMITS SCHEDULE
                           (Effective August 1, 1998)

Maximum Amounts which the REINSURED may cede Automatically to All Reinsurers:

                               Life
                               ----

          Ages          Standard-Table P           Over Table P
          ----          ----------------           ------------
          0-75          [dollar amount]          [dollar amount]
         Over 75        [dollar amount]          [dollar amount]


981173kh.amd / 695
Agreement No. 18 / Revision No. 10                                        Page 5

                            PREMIUM SCHEDULE, PART I
                           (Effective August 1, 1998)

                            Reinsurance Premium Rates

                            Fully Underwritten Issues

                                 Standard Risks

The monthly reinsurance premium rate shall be the cost of insurance rates effective April 1, 1990, under the Agreement per one thousand dollars ($1,000) of the net amount at risk times the following percentages:

                                                                        Policy Year
               Plan                 Smoking Status              1            2-10           11+
               ----                 --------------              -            ----           ---
       Life Protection Plus            Nonsmoker           [percentage]  [percentage]  [percentage]
                                       Smoker              [percentage]  [percentage]  [percentage]

       1 Year Term                     Wellness*           [percentage]  [percentage]  [percentage]
                                       Nonsmoker           [percentage]  [percentage]  [percentage]
                                       Smoker              [percentage]  [percentage]  [percentage]

       10 Year Term                    Wellness*           [percentage]  [percentage]  [percentage]
                                       Nonsmoker           [percentage]  [percentage]  [percentage]
                                       Smoker              [percentage]  [percentage]  [percentage]

       All Other                       Nonsmoker           [percentage]  [percentage]  [percentage]
                                       Smoker              [percentage]  [percentage]  [percentage]

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage]of the attached appropriate rates times the above percentages.

                            Other Insured Rider (OIR)

           The reinsurance premium shall be the same as the base plan.

*     Use nonsmoker rates.


981173kh.amd / 695
Agreement No. 18 / Revision No. 10                                        Page 6

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this Agreement as continuations shall be the appropriate premium described in this Agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this Agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.


981173kh.amd / 695
Agreement No. 18 / Revision No. 10                                        Page 7

                                    AMENDMENT

to each Reinsurance Agreement between IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota ("REINSURED"), and [name of reinsurance company] of [city and state of reinsurance company]("[NAME OF REINSURANCE COMPANY]"), including but not limited to those agreements listed on the attachment ("Reinsurance Agreements"), but excluding any agreements which already include an election statement provided for in Section 1.848-2(g)(8)(iii) of the Income Tax Regulations.

            1. The [NAME OF REINSURANCE COMPANY] and the REINSURED each represents and warrant that it is' subject to taxation under Subchapter "L" of the Internal Revenue Code of 1986 (the "Code").

            2. With respect to each of the Reinsurance Agreements (referred to separately as "Agreement"), the [NAME OF REINSURANCE COMPANY] and the REINSURED agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992, whereby:

            (a) Each party shall attach a schedule to its federal income tax return which identifies the relevant Reinsurance Agreements for which the joint election under the Regulation has been made;

            (b) The party with net positive consideration, as defined in the Regulation promulgated under Code Section 848, for such Agreement for each taxable year, shall capitalize specified policy acquisition expenses with respect to such Agreement without regard to the general deductions limitation of Section 848(c)(l);

            (c) Each party agrees to exchange information pertaining to the amount of net consideration under such Agreement each year to ensure consistency; and

            (d) If such Agreement was entered into prior to November 15, 1991, this election shall be effective for 1992 and for all subsequent years that such Agreement remains in effect. If such Agreement was entered into after November 14, 1991, this election shall be effective for the year that the Agreement was entered into and for all subsequent years that such Agreement remains in effect.


H10N1FHT / 695
Agreement No. 18 / Revision No. 11                                        Page 1

            3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

            IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY
Signed at Mpls, MN
          ------------------------------------------

By     /s/ Kevin Palmer                               By /s/ [ILLEGIBLE]
      ----------------------------------------------     ---------------------------------------------

Title Reinsurance Actuary                             Title  VP - Finance
      ----------------------------------------------       -------------------------------------------

Date  6/10/93                                         Date   6/10/93
      ----------------------------------------------       -------------------------------------------

[name of reinsurance company]
Signed at [city and state of reinsurance company]

By    [signature]                                      By   [signature]
      ----------------------------------------------       -------------------------------------------
          [title]                                               [title]

Date  5/24/93                                          Date 5/24/93
      ----------------------------------------------       -------------------------------------------


H10N1FHT / 695
Agreement No. 18 / Revision No. 11                                        Page 1

                   SUMMARY OF AGREEMENTS FOR BUSINESS ACCEPTED FROM IDS LIFE INSURANCE COMPANY - MN
                   COMMON COMPANY NUMBER: 00695
                                     BY
                   [name of reinsurance company]

  AGREEMENT    EFFECTIVE
   NUMBER         DATE        STATUS       AGREEMENT TYPE DESCRIPTION
------------   ----------     ---------    -------------------------

     001       09/05/1958     CLOSE        RPR

     002       08/15/1959     CLOSE        RPR

     003       07/01/1967     CLOSE        EXTENDED WAIT & COX

     004       07/01/1967     CLOSE        EXTENDED WAIT & COX

     006       01/01/1970     CLOSE        RPR

     008       06/01/1973     CLOSE        COX

     010       06/01/1981     CLOSE        HCX

     011       09/01/1982     CLOSE        RPR

     012       11/01/1983     EFF          RPR

     013       10/01/1984     CLOSE        RPR

     018       04/01/1990     EFF          RPR

     019       08/01/1990     EFF          RPR

STATUS DESCRIPTIONS:
--------------------

EFF   -  REINSURANCE AGREEMENT SIGNED, RETURNED AND IN EFFECT

CLOSE - REINSURANCE AGREEMENT CLOSED, BUT WITH OUTSTANDING BUSINESS STILL COVERED BY THAT AGREEMENT

PNDG  -  REINSURANCE AGREEMENT PROPOSED OR PENDING